购销合同

甲方：三明华健生物工程有限公司

乙方：江西绿丰有机农业技术开发有限公司

签约时间：2007年12月19日

甲乙双方为便于供货、结算及规范肥料购销业务，经充分协商订立本合同，并共同遵守。

一、乙方向甲方订购肥料品种及价格如下：

品种	规格	年销售量（吨）
吉麦有机肥	颗粒状，有机质≥40%，氮磷钾≥7%	12000
吉麦有机肥	粉末状，有机质≥40%，氮磷钾≥7%	

二、验收及异议期限

乙方自行派车到甲方生产场所（三明市吉口华健工业区）提货，乙方对产品进行数量清点、验收，质量问题由甲方全权负责。

三、单价：粉末状有机肥按820元/吨，颗粒状有机肥按1150元/吨，随市定价，略有浮动，浮动范围不得大于5%。

四、为确保销售渠道及价格稳定，双方协定，乙方为江西地区总代理，甲方不得在江西省内再设立代理商。

五、甲乙双方充分协商，甲方保证供货及时，乙方承诺2008年销量不得低于12000吨，若未达成指标，甲方将视情况改变合作方式或提高单价。

六、付款方式

乙方收到货后，30天内向甲方支付货款。

七、结算方式

甲方收到的货款以乙方实际汇到甲方在本合同中提供的帐号上的金额为准。乙方不得将货款直接付给销售人员。

八、甲方不接受乙方在任何非质量问题的产品退货。

九、特别约定：甲方不得擅自销售或报价给客户，一经证实，视同乙方完成销售任务。

十、双方对本合同提出修改、补充意见，口说无凭，必须以双方签字盖章的书面合同附件为准。

十一、本合同由甲乙双方代表签字盖章后生效，未尽事宜，双方协商解决，协商不成，在甲方所在地人民法院裁决。本协议一式二份，甲乙双方各执一份。

十二、合同期限：从签订之日起至 2008 年 12 月 31 日终止。

甲方单位：三明华健生物工程有限公司	乙方单位：江西绿丰有机农业技术开发有限公司
法定代表人签字：	法定代表人签字：
地址：福建省三明市吉口工业开发区	地址：万载县九龙垦殖场
电话：0598-8523617、0591-87549737	电话：0795-8982002
开户行：中国农业银行三明市三元支行	开户行：江西万载农村信用社
账号：13-830101040006233	账号：15402932002215O757